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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                          PURSUANT TO 18 U.S.C. SS.1350



In connection with the Annual Report of Sykes Enterprises, Incorporated (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Michael Kipphut, Group Executive, Senior Vice President - Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  March 24, 2003          By:  /s/   W. Michael Kipphut
                               ------------------------------------------------
                               W. Michael Kipphut
                               Group Executive, Senior Vice President - Finance
                               (Principal Financial and Accounting Officer)